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                                                                 EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Form SB-2 registration statement of our report dated January 13, 1997, relating to the financial statements of EMB Corporation (formerly called Pacific International, Inc.), which is contained therein and to use of our name therein and in the section "Experts".


San Diego, California                  HARLAN & BOETTGER
February 5, 1997

                              By:
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